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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2002

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                       000-26727             68-0397820
 (State or other jurisdiction of    (Commission            (IRS Employer
 incorporation or organization)     File Number)           Identification No.)


  371 Bel Marin Keys Boulevard, Suite 210, Novato, California        94949
  (Address of principal executive offices)                         (Zip Code)


   Registrant's telephone number, including area code: (415) 884-6700


                                 Not Applicable
                  --------------------------- ---------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On March 20, 2002, the board of directors of BioMarin Pharmaceutical Inc. (the "Registrant"), approved the Amendment to the Registrant's 1997 Stock Plan (as amended on December 22, 1998), attached hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits.

    (a)      Financial Statements of Business Acquired.

             Not Applicable.

    (b)      Pro Forma Financial Information.

             Not Applicable.

    (c)      Exhibits.

             Exhibit 99.1 Amendment to BioMarin Pharmaceutical Inc. 1997 Stock Plan, as amended.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BioMarin Pharmaceutical Inc.,
                                       a Delaware corporation


Date: March 20, 2002                   By: /S/_________________________________
                                           Fredric D. Price
                                           Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.       Description

Exhibit 99.1 Amendment to BioMarin Pharmaceutical Inc. 1997 Stock Plan, as amended.

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                                                                   Exhibit 99.1
Date Adopted: March 20, 2002


                                    Amendment
                         To BIOMARIN PHARMACEUTICAL INC.
                           1997 STOCK Plan, AS AMENDED


                  This AMENDMENT dated as of March 20, 2002 (this "Amendment"), amends the BioMarin Pharmaceutical Inc. (the "Corporation") 1997 Stock Plan, as amended (the "Plan") as follows:

                  1.    Amendment to the Plan.
                        ---------------------

                        (a) Subsection 2(i) of the Plan is hereby deleted in its entirety and replaced with the following:

                        "`Director' means a member of the Board of Directors of the Company or any Subsidiary."

                        (b) Subsection 4(b)(ii) of the Plan is hereby deleted in its entirety and replaced with the following:

                           "to select the Service Providers and any persons who were Service Providers to whom Options and Stock Purchase Rights may be from time to time be granted hereunder;"

                        (c) The first sentence of Subsection 5(a) of the Plan is hereby deleted in its entirety and replaced with the following:

                           "Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers and any person who was a Service Provider."

                        (d) Except as expressly amended herein, the Plan shall continue in full force and effect in accordance with its terms.

                  2. Effective Date of Amendment. The effective date of this Amendment shall be March 20, 2002.